SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                  ACCOM, INC.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                                  ACCOM, INC.
  ------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

     /X/  No fee required.

     / /  Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and
          0-11.

          (1)  Title of each class of securities to which transactions applies:

          (2)  Aggregate number of securities to which transactions applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

     / /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:

          (2)  Form, schedule or registration statement no.:

          (3)  Filing party:

          (4)  Date filed:

-------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   ACCOM, INC.
                               1490 O'BRIEN DRIVE
                              MENLO PARK, CA 94025

Dear Fellow Stockholders:

   You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Accom, Inc. ("Accom" or the "Company") which will be held on Tuesday, February 18, 1997, at 10:00 a.m., local time, at the Company's principal executive offices in Menlo Park, California.

   At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) the election of four directors of the Company and (ii) the ratification of Ernst & Young LLP as independent auditors of the Company for the year ended September 30, 1997.

   The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

   After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

   After reading the Proxy Statement, please mark, date, sign and return, if possible, by no later than February 10, 1997 the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

   A copy of the Accom, Inc. 1996 Annual Report is also enclosed.

   We look forward to seeing you at the Annual Meeting.

                                   Sincerely yours,



                                   Junaid Sheikh
                                   Chairman of the Board of Directors,
                                   President and Chief Executive Officer

Menlo Park, California
January 20, 1997

--------------------------------------------------------------------------------
                                    IMPORTANT
PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.
--------------------------------------------------------------------------------

                                 ACCOM, INC.

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 18, 1997
                    ----------------------------------------

   The Annual Meeting of Stockholders (the "Annual Meeting") of Accom, Inc. ("Accom" or the "Company") will be held at the Company's principal executive offices at 1490 O'Brien Drive, Menlo Park, California 94025, on Tuesday, February 18, 1997, at 10:00 a.m., for the following purposes:

      1. To elect four (4) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The nominees are Junaid Sheikh, Robert L. Wilson, Lionel M. Allan and Gary W. Kalbach.

      2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending September 30, 1997.

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   The record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof is January 7, 1997. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for at least ten days prior to the Annual Meeting.

   All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted upon at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                   By Order of the Board of Directors,


                                   William W. Ericson,
                                   Secretary

Menlo Park, California
January 20, 1997

                                   ACCOM, INC.

                    ----------------------------------------
                                 PROXY STATEMENT
                    ----------------------------------------

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Accom, Inc., a Delaware corporation, with principal executive offices at 1490 O'Brien Drive, Menlo Park, California 94025 ("Accom" or the "Company"), to be voted upon at the Annual Meeting of Stockholders on Tuesday, February 18, 1997 (the "Annual Meeting") and at any adjournment or adjournments thereof.

   These proxy materials were first mailed to stockholders on or about January 20, 1997.

                               PURPOSE OF MEETING

   The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                             REVOCABILITY OF PROXIES

   Any stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to exercise of such proxy by providing written notice of such revocation to the Secretary of the Company at its offices at 1490 O'Brien Drive, Menlo Park, California 94025, or by providing a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                             VOTING AND SOLICITATION

   Stockholders of record at the close of business on January 7, 1997 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 6,568,892 shares of Common Stock outstanding and entitled to vote and approximately 97 stockholders of record, including several holders who are nominees for an undetermined number of beneficial owners. Each holder of Common Stock is entitled to one vote for each share held as of the record date. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

   The cost of soliciting these proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In order to assure a majority vote will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile, telegraph or in person. These persons will receive no extra compensation for their services. The Company reserves the right to have an outside solicitor conduct the solicitation of proxies and to pay such solicitor for its services.

   The Annual Report of the Company for the year ended September 30, 1996 has been mailed to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

                    ----------------------------------------
                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS
                    ----------------------------------------

   At the Annual Meeting, four (4) directors will be elected by the stockholders to serve until the next Annual Meeting and until their successors are elected and qualified, or until their death, resignation or removal. THE BOARD OF DIRECTORS WILL VOTE ALL PROXIES RECEIVED BY THEM IN FAVOR OF THE FOUR (4) NOMINEES LISTED BELOW UNLESS OTHERWISE INSTRUCTED IN WRITING ON SUCH PROXY. In the event any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who will be designated by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

   The four nominees receiving the highest number of votes in person or by proxy at the Annual Meeting will be elected as directors.

INFORMATION WITH RESPECT TO NOMINEES

   Set forth below is information regarding the nominees, including information furnished by them as to their principal occupation at present and for the last five years, certain other directorships held by them, the year in which each became a director of the Company and their ages as of December 31, 1996:

 NOMINEES                POSITION(S) WITH THE COMPANY                      AGE
-----------------------  -----------------------------------------------   ---
Junaid Sheikh .........  Chairman of the Board; President;                 43
                         Chief Executive Officer
Robert L. Wilson ......  Executive Vice President, Chief Operating         42
                         Officer, Chief Financial Officer and Director
Lionel M. Allan .......  Director                                          53
Gary W. Kalbach .......  Director                                          55


BUSINESS EXPERIENCE OF BOARD NOMINEES

   Junaid Sheikh has served as the Chairman of the Company's Board of Directors since June 1988 and as the Company's President and Chief Executive Officer since November 1991. Mr. Sheikh was also the President and Chairman of the Board of Directors of Axial Systems Corporation ("Axial"), a maker of on-line editing systems, from May 1990 to October 1991.

   Robert L. Wilson has served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company since joining the Company in May 1994 and has served on the Company's Board of Directors since April 1995. From March 1991 to April 1994, Mr. Wilson served as President and Chief Executive Officer of The Grass Valley Group (a subsidiary of Tektronix, Inc.), which provides video systems to the high-end production, post-production and broadcast market. From March 1989 to March 1991, Mr. Wilson was a Vice President of the Merchant Banking Group of Wasserstein Perella & Co., Inc. ("Wasserstein Perella"), an investment bank; in that capacity, he was Chief Financial Officer and a director of the Wickes Companies, which was an affiliate of Wasserstein Perella.

   Lionel M. Allan has served on the Company's Board of Directors since April 1995. Mr. Allan is President of Allan Advisors, Inc., a legal consulting firm that he founded in April 1992. Previously, and for more than 20 years, Mr. Allan was in private law practice with Hopkins & Carley. Mr. Allan also is a director and past Chairman of the Board of KTEH Public Television Channel 54 in San Jose, California, a director of Custom Chrome, Inc., a motorcycle products company, and a director of Catalyst Semiconductor, Inc., a semiconductor company.

   Gary W. Kalbach has served on the Company's Board of Directors since August 1988. Mr. Kalbach co-founded El Dorado Ventures, a venture capital partnership, in May 1986 and has been a general partner of El Dorado Ventures since its inception. Mr. Kalbach is currently a director of Optical Specialties, Inc., a semiconductor equipment company, and Socket Communications, Inc., a data communications company.

   The Company currently has authorized four directors. Each director is elected for a period of one year at the Company's annual meeting of stockholders and serves until the next annual meeting or until his successor is duly elected and qualified. There are no family relationships among any of the directors or executive officers of the Company. Except for grants of stock options, directors are not compensated for their services as directors.

BOARD MEETINGS AND COMMITTEES

   The Board of Directors held a total of five meetings during the year ended September 30, 1996. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and of the Committees on which such directors served and that were held during the period that such individual was a member of the Board of Directors.

   In connection with the Company's initial public offering, in 1995 the Board established the Audit Committee, which reviews the Company's annual audit and meets with the Company's independent auditors to review the Company's internal accounting controls and financial management practices. This Committee currently consists of Messrs. Allan and Kalbach. The Audit Committee held one meeting during the fiscal year ended September 30, 1996.

   In connection with the Company's initial public offering, in 1995 the Board also established the Compensation Committee, which reviewed and approved the Company's general compensation policies, established the compensation levels for the Company's executive officers and was responsible for administration of the Company's 1995 Stock Option/Stock Issuance Plan. The Compensation Committee held two meetings during the fiscal year ended September 30, 1996 and acted by unanimous written consent on nine other occasions. This Committee was discontinued effective September 15, 1996 as a result of changes to rules under
Section 16 of the Securities Exchange Act of 1934. The functions of the former Compensation Committee are now performed by the full Board of Directors.

                    ----------------------------------------
                                 PROPOSAL NO. 2
                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS
                    ----------------------------------------

   The firm of Ernst & Young LLP served as independent auditors for the Company for the fiscal year ended September 30, 1996. The Board of Directors has selected that firm to continue in this capacity for the current fiscal year. The Company is asking the stockholders to ratify the selection by the Board of Directors of Ernst & Young LLP, as independent auditors, to audit the accounts and records of the Company for the year ending September 30, 1997, and to perform other appropriate services. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to stockholders' questions, and if he or she so desires, will be given an opportunity to make a brief statement.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP. In the event that a majority of the shares voted at the Annual Meeting do not vote for the ratification, the Board of Directors will reconsider such selection. Under all circumstances, the Board of Directors retains the corporate authority to change the auditors at a later date.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

REPORT OF THE BOARD OF DIRECTORS

   The Board of  Directors  has  general  responsibility  for  establishing  the compensation payable to the Company's executive officers and other key executives and has the sole and exclusive authority to administer the Company's 1995 Stock Option/Stock Issuance Plan (the "Stock Option Plan") under which grants may be made to such individuals. Until September 15, 1996, such functions were performed by the Compensation Committee of the Board and are now performed by the full Board of Directors.

General Compensation Policy

   Under the supervision of the Board of Directors, the Company's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term success. It is the objective of the Board of Directors to have a portion of each executive's compensation contingent upon the Company's performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise,
(ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Board of Directors establishes from time to time for the Company and (iii) long-term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders.

   The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

   The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual's performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

Cash-Based Incentive Compensation

   Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and the Company's success in achieving specific company-wide goals, such as customer satisfaction, revenue growth and earnings growth.

Long-Term Incentive Compensation

   The Company has utilized its stock option plans to provide executives and other key employees with incentives to maximize long-term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake in the Company and thereby closely align his or her interests with those of the Company's stockholders. Factors considered in making such awards include the individual's position in the Company, his or her performance and responsibilities, and internal comparability considerations. In addition, the Board of Directors has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon each individual's position with the Company and his or her existing holdings of unvested options. However, the Board of Directors is not required to adhere strictly to these guidelines and may vary the size of the option grant made to each executive officer as it determines the circumstances warrant.

   Each option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a five-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's service, and then only if the market price of the Common Stock appreciates over the option term.

CEO Compensation

   In setting the compensation payable during fiscal 1996 to the Company's Chief Executive Officer, Junaid Sheikh, the Board of Directors used the same factors as described above for the executive officers. The Board established a combination compensation package for Mr. Sheikh, including a base salary, and stock option grants in line with those received by other executives of comparably-sized companies in similar industries.

Report on Repriced Stock Options

   In April 1996, the Board of Directors' Compensation Committee determined that it was in the best interest of the Company to offer to reprice the then-existing stock options of the Company with exercise prices in excess of the then-current fair market value of the Company's Common Stock. Included in the repricing actions were options held by the Company's executive officers and directors not serving on the Compensation Committee.

   The objectives of the Stock Option Plan are to promote the interests of the Company by providing employees, certain directors, and certain consultants or independent contractors an incentive to acquire a proprietary interest in the Company and to continue to render services to the Company. It was the view of the Committee that stock options with exercise prices substantially above the current market price of the Company's Common Stock were viewed negatively by most optionees of the Company, and provided little, if any, equity incentive to the optionees. The Committee thus concluded that such option grants seriously undermined the specific objectives of the Stock Options Plan and should properly be repriced. In making this decision, the Committee also considered the fairness of such a determination in relation to other stockholders. In the opinion of the Committee, the stockholders' long-term best interests were clearly served by the retention and motivation of optionees.

   In this context, the Committee decided that effective April 23, 1996 (the "Grant Date") all optionees (except for Compensation Committee members) holding stock options with exercise prices in excess of the fair market value of the Company's Common Stock should receive a one-for-one repricing of their then-existing unexercised stock options with a new exercise price set at $3.25 per share, the fair market value of the Company's Common Stock on the Grant Date. The Company completed this repricing through a one-for-one stock option exchange of "underwater" stock options for all optionees. The new options were subject to the same vesting schedule as the cancelled options.
The exchange was completed in May 1996.

   It is the opinion of the Board of Directors that this program helped build optionee morale and provided new incentives for the Company's employees and management.

                                   The Board of Directors

                                   Junaid Sheikh
                                   Robert W. Wilson
                                   Gary W. Kalbach
                                   Lionel M. Allan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The members of the Compensation Committee during the fiscal year ended September 30, 1996 were Mr. Kalbach and Nyal D. McMullin. Mr. McMullin resigned from the Committee as a director in September 1996. Neither Mr. Kalbach nor Mr. McMullin was at any time during the year ended September 30, 1996 or at any other time an officer or employee of the Company. As stated above under "Board Meetings and Committees," the Compensation Committee has been discontinued and the functions of the former committee are now performed by the full Board of Directors.

   No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors.

STOCK PERFORMANCE GRAPH

   The following graph shows a comparison of cumulative total stockholder returns for the Company, the NASDAQ Total Return Index, and the Hambrecht & Quist Technology Index for the period commencing September 26, 1995, the date of the initial public offering of the Company's Common Stock, to the last day of the Company's fiscal year ended September 30, 1996.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T.]

                                               Cumulative Total Return
                                        ----------------------------------------
                                             9/26/95   9/30/95   9/30/96

Accom, Inc.                                   $100     $ 92.22   $ 22.22

NASDAQ                                        $100     $100.55   $119.25

Hambrecht & Quist Technology Index            $100     $101.17   $112.23

   Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Report of the Board of Directors on Executive Compensation and Performance Graph are not to be incorporated by reference into any of those previous filings; nor is such report or graph to be incorporated by reference into any future filings which the Company may make under those statutes.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

   The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the four other highest-paid executive officers whose salary and bonus for the fiscal year ended September 30, 1996 was in excess of $100,000 (collectively, the "Named Officers") for services rendered in all capacities to the Company for that fiscal year.


                          SUMMARY COMPENSATION TABLE


                                                       ANNUAL           LONG-TERM
                                                    COMPENSATION       COMPENSATION
                                       FISCAL     -------------------  --------------
                                        YEAR                           SECURITIES      ALL OTHER
                                       ENDED                  BONUS     UNDERLYING    COMPENSATION
NAME AND PRESENT PRINCIPAL POSITION   SEPT. 30    SALARY ($)  ($)(1)   OPTIONS (#)*       ($)
------------------------------------  ----------  ----------  -------  ------------   --------------
Junaid Sheikh ......................    1995       $154,992   $14,499     4,166        $   909(2)
 President, Chief Executive Officer     1996       $159,644   $     0   137,286(3)     $ 2,266(2)
and Chairman of the Board
Robert L. Wilson ...................    1995       $141,551   $14,155   208,332        $ 1,356(4)
 Executive Vice President, Chief        1996       $149,333   $     0   309,212(5)     $   369(6)
Operating Officer, Chief Financial
Officer and Director
Paul G. Hansil(7) ..................    1995       $102,917   $19,500    62,500        $47,970(8)
 Senior Vice President, Sales           1996       $140,436   $     0   113,333(9)     $   369(4)
and Marketing
Ian Craven .........................    1995       $125,000   $12,500     3,125        $   610(2)
 Senior Vice President, Engineering     1996       $129,000   $     0    33,125(10)    $ 1,203(2)
Lance E. Kelson ....................    1995       $108,334   $10,833     3,125        $   536(2)
 Vice President, Virtual Studios(11)    1996       $113,300   $     0    23,125(12)    $   981(2)

-----------------
*    Includes options repriced in the fiscal year ending September 30, 1996.

(1)  Bonus compensation for fiscal year 1995 was paid in fiscal year 1996.

(2) Represents standard life insurance and key man insurance premiums paid by the Company for the benefit of the Named Officer.

(3) Includes options to purchase 54,166 shares of the Company's Common Stock that were cancelled on April 23, 1996 and repriced to $3.25 per share. See "Option Grants in Last Fiscal Year" below.

(4) Represents $1,000 in moving expenses and $356 of standard life insurance paid by the Company for the benefit of Mr. Wilson.

(5) Includes options to purchase 243,332 shares of the Company's Common Stock that were cancelled on April 23, 1996 and repriced to $3.25 per share. See "Option Grants in Last Fiscal Year" below.

(6) Represents standard life insurance premiums paid by the Company for the benefit of the Named Officer.

(7)  Mr. Hansil joined the Company in April 1995.

(8) Represents $334 in standard life insurance premiums paid by the Company for the benefit of the Named Officer and $47,636 in relocation expenses.

(9) Includes options to purchase 98,333 shares of the Company's Common Stock that were cancelled on April 23, 1996 and repriced to $3.25 per share. See "Option Grants in Last Fiscal Year" below.

(10) Includes options to purchase 18,125 shares of the Company's Common Stock that were cancelled on April 23, 1996 and repriced to $3.25 per share. See "Option Grants in Last Fiscal Year" below.

(11) Prior  to  August  1996,  Mr.  Kelson  served  as Vice  President,  Product
     Planning.

(12) Includes options to purchase 13,125 shares of the Company's Common Stock that were cancelled on April 23, 1996 and repriced to $3.25 per share. See "Option Grants in Last Fiscal Year" below.

OPTION GRANTS

   The following table provides information with respect to the stock option grants made during the year ended September 30, 1996 under the Company's 1995 Stock Option/Stock Issuance Plan to the Company's executive officers named in the Summary Compensation Table above. No stock appreciation rights were granted to these individuals during such fiscal year.


                      OPTION GRANTS IN LAST FISCAL YEAR

                                                                        POTENTIAL REALIZABLE
                                                                          VALUE AT ASSUMED
                                                                               ANNUAL
                                                                            RATE OF STOCK
                                                                         PRICE APPRECIATION
                                    INDIVIDUAL GRANTS                      FOR OPTION TERM
                 ----------------------------------------------------- ---------------------
                                   % OF TOTAL
                                    OPTIONS      EXERCISE
                                   GRANTED TO    OR BASE
                     OPTIONS      EMPLOYEES IN   PRICE(2)   EXPIRATION
NAME                GRANTED(1)    FISCAL YEAR   ($/SHARE)      DATE     5% ($)(3)  10% ($)(3)
---------------- --------------  -------------  ----------  ----------  ---------  ----------
Junaid Sheikh  .. 50,000(4)           8.5%        $5.75      01/15/06        N/A         N/A
                   4,166(5)           N/A         $3.25      04/23/06      8,530      21,526
                  50,000(5)           N/A         $3.25      04/23/06    102,375     258,350
                  33,120(6)           5.6%        $1.88      09/03/06     39,227      99,002
Robert L. Wilson  35,000(4)           6.0%        $5.75      01/15/06        N/A         N/A
                 208,332(5)(7)        N/A         $3.25      04/23/06    426,560   1,076,451
                  35,000(5)           N/A         $3.25      04/23/06     71,603     180,845
                  30,880(6)           5.3%        $1.88      09/03/06     36,574      92,307
Paul G. Hansil  . 15,000(4)           2.6%        $5.75      01/15/06        N/A         N/A
                  20,833(5)           N/A         $3.25      04/23/06     42,656     107,644
                  62,500(5)           N/A         $3.25      04/23/06    127,969     322,938
                  15,000(5)           N/A         $3.25      04/23/06     30,713      77,505
Ian Craven ...... 15,000(4)           2.6%        $5.75      01/15/06        N/A         N/A
                   3,125(5)           N/A         $3.25      04/23/06      6,398      16,147
                  15,000(5)           N/A         $3.25      04/23/06     30,712      51,670
Lance E. Kelson   10,000(4)           1.7%        $5.75      01/15/06        N/A         N/A
                   3,125(5)           N/A         $3.25      04/23/06      6,398      16,147
                  10,000(5)           N/A         $3.25      04/23/06     20,475      51,670

(1) Each option is currently exercisable, and unless otherwise footnoted, the shares issuable thereunder are subject to a repurchase right of the Company, which expires in five equal and successive annual installments upon the optionee's completion of each year of service with the Company measured from the grant date. However, the shares of Common Stock purchased subject to a right of repurchase will immediately vest in full in the event the Company is acquired by a merger, consolidation or asset sale, except to the extent the Company's repurchase right with respect to those shares are to be assigned to the acquiring entity. The Board of Directors also has the authority to provide for the automatic vesting of shares subject to the outstanding option upon the occurrence of certain hostile takeovers. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of employment with the Company.

(2) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year

                                        8




     option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers. Potential Realizable Value is not calculated for options that were cancelled during the fiscal year ended September 30, 1996.

(4) Such option was repriced on April 23, 1996 to $3.25 per share. See "Ten-Year Option/SAR Repricings" below.

(5) Represents option granted on April 23, 1996 in connection with the cancellation of an existing outstanding option with an exercise price in excess of $3.25. See "Ten-Year Option/SAR Repricings" below.

(6) Such option is currently exercisable with no repurchase right in favor of the Company.

(7) Mr. Wilson's option is currently exercisable. 41,666 shares issuable thereunder were immediately vested upon the grant date. The remaining 166,666 shares issuable thereunder are subject to a repurchase right of the Company, which expires in five equal and successive annual installments upon Mr. Wilson's completion of each year of service with the Company measured from May 16, 1994.

OPTION EXERCISES AND HOLDINGS

   The table below sets forth information concerning the exercise of options during the fiscal year ended September 30, 1996 and unexercised options held as of the end of such year by the Company's executive officers named in the Summary Compensation Table above. No stock appreciation rights were exercised during such fiscal year or outstanding as of the end of that fiscal year.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER                    VALUE OF
                                                            OF                     UNEXERCISED
                                                        UNEXERCISED               IN-THE-MONEY
                      SHARES       AGGREGATE            OPTIONS AT                 OPTIONS AT
                    ACQUIRED ON  VALUE REALIZED       FISCAL YEAR END          FISCAL YEAR END(1)
NAME                 EXERCISE         ($)        EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
                  -------------  --------------  -------------------------  -------------------------
Junaid Sheikh  ...     0             $0               33,954/53,332                  $3,974/$0
Robert L. Wilson       0             $0              139,214/134,997                 $3,706/$0
Paul G. Hansil  ..     0             $0               33,333/65,000                    $0/$0
Ian Craven .......     0             $0                 625/17,500                     $0/$0
Lance E. Kelson  .     0             $0                 625/12,500                     $0/$0


(1) Market price at fiscal year end ($2.00) less exercise price. For purposes of this calculation, the fiscal year end market price of the shares is deemed to be the closing sale price of the Company's Common Stock as reported on the NASDAQ National Market on Monday, September 30, 1996.


TEN-YEAR OPTION/SAR REPRICINGS

   The following table sets forth certain information as of September 30, 1996 with respect to the repricing of certain stock options held by the Company's executive officers.

                                            NUMBER OF
                                           SECURITIES       MARKET                                 LENGTH OF
                                           UNDERLYING      PRICE OF       EXERCISE                  ORIGINAL
                                            OPTIONS/       STOCK AT       PRICE AT                OPTION TERM
                                              SAR'S        TIME OF        TIME OF        NEW      REMAINING AT
                                           REPRICED OR   REPRICING OR   REPRICING OR   EXERCISE     DATE OF
                                             AMENDED      AMENDMENT      AMENDMENT      PRICE     REPRICING OR
NAME                               DATE       (#)           ($)            ($)          ($)        AMENDMENT
                                 -------   -----------   -------------- -------------- ---------- --------------
Junaid Sheikh(1) ..............  4/23/96      4,166          $3.25        $4.80          $3.25      8.75 years
                                 4/23/96     50,000          $3.25        $5.75          $3.25      9.75 years
Robert L. Wilson(1) ...........  4/23/96    208,332          $3.25        $4.80          $3.25      8.67 years
                                 4/23/96     35,000          $3.25        $5.75          $3.25      9.75 years
Paul G. Hansil(1) .............  4/23/96     20,833          $3.25        $4.80          $3.25      8.92 years
                                 4/23/96     62,500          $3.25        $4.80          $3.25      8.92 years
                                 4/23/96     15,000          $3.25        $5.75          $3.25      9.75 years
Ian Craven(1) .................  4/23/96      3,125          $3.25        $4.80          $3.25      8.75 years
                                 4/23/96     15,000          $3.25        $5.75          $3.25      9.75 years
Lance E. Kelson(1) ............  4/23/96      3,125          $3.25        $4.80          $3.25      8.75 years
                                 4/23/96     10,000          $3.25        $5.75          $3.25      9.75 years
Donald W. Petersen(1) .........  4/23/96     20,833          $3.25        $4.80          $3.25      8.75 years
 Vice President, Manufacturing   4/23/96     15,000          $3.25        $5.75          $3.25      9.75 years

--------------
(1) In order to reincentivize certain of its employees, in April 1996 the Compensation Committee of the Board of Directors approved an option exchange for all employees holding options with an exercise price in excess of $3.25 entitling each such employee to cancel their outstanding options in exchange for new options with an exercise price of $3.25 per share, the fair market value of the Company's stock on the date of Board approval. The new options were subject to the same vesting schedule as the canceled options, including the same original vesting commencement date.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   The members of the Board of Directors, the executive officers of the Company and persons who hold more than ten percent (10%) of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, which requires such individuals to file reports with respect to their ownership of and transactions in the Company's securities. Officers, directors and greater than ten percent (10%) stockholders are required to furnish the Company with copies of all such reports they file.

   Based upon the copies of those reports furnished to the Company and written representations that no other reports were required to be filed, the Company believes that all reporting requirements under Section 16(a) for the year ended September 30, 1996 were met in a timely manner by executive officers, Board members and greater than ten percent (10%) stockholders, except that Mr. Wilson inadvertently was late to file a Form 4 after his marriage in June 1996 to report the shares owned by his new wife.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   El Dorado Ventures, along with certain other stockholders, is entitled to certain registration rights with respect to the Company's Common Stock owned by such stockholders. See "Common Stock Ownership of Certain Beneficial Owners and Management."

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of November
30, 1996 by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee, (iii) each executive officer of the Company named in the Summary Compensation Table above, and (iv) all current directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, and the information furnished by such owners, have sole investment power with respect to such shares, subject to community property laws where applicable.

                                                                                     PERCENT OF
                                                                        SHARES         SHARES
                                                                     BENEFICIALLY   BENEFICIALLY
NAME AND ADDRESS, IF REQUIRED, OF BENEFICIAL OWNER                   OWNED(1)(2)    OWNED(1)(2)
------------------------------------------------------------------ -------------- --------------
El Dorado Ventures and affiliated entities(3) .....................   1,416,543         21.6%
  20300 Stevens Creek Boulevard
  Suite 395
  Cupertino, CA 95014

Gary W. Kalbach(4) ................................................   1,429,459         21.7%
  20300 Stevens Creek Boulevard
  Suite 395
  Cupertino, CA 95014

Junaid Sheikh(5) ..................................................   1,045,619         15.7%
  1490 O'Brien Drive
  Menlo Park, CA 94025

Wells Fargo & Company(6) ..........................................     510,000         7.8%
  420 Montgomery Street
  San Francisco, CA 94163

Integral Capital Partners, L.P. and affiliated entities(7)  .......     342,740         5.2%
  2750 Sand Hill Road
  Menlo Park, CA 94025

Lance E. Kelson(8) ................................................     310,780         4.7%

Ian Craven(9) .....................................................     298,437         4.5%

Robert L. Wilson(10) ..............................................     275,211         4.0%

Paul G. Hansil(11) ................................................      98,333         1.5%

Lionel M. Allan(12) ...............................................      53,722           *

Donald W. Petersen(13) ............................................      39,133           *

All executive officers and directors as a group (8 persons)(2)(14)    3,554,694         49.6%

-----------------------

*    Less than one percent (1%).

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

(2) The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to stock options which may be exercised within 60 days after November 30, 1996. Shares issuable pursuant to such options are deemed outstanding for computing the percentage of the person holding such options but are not outstanding for computing the percentage of any other person.

(3) Includes 141,407 shares of Common Stock owned by El Dorado Technology II, L.P.; 13,328 shares of Common Stock owned by El Dorado C&L Fund, L.P.;
     7,441 shares of Common Stock owned by El Dorado Technology IV, L.P.; 583,474 shares of Common Stock owned by El Dorado Ventures; and 670,893 shares of Common Stock owned by El Dorado Ventures III, L.P.


                                       11




(4) Includes 12,916 shares issuable upon currently exercisable options held by Mr. Kalbach, 5,208 of which shares are subject to a repurchase right of the Company. Also includes 1,416,543 shares owned by entities affiliated with El Dorado Ventures. See Footnote (3). Mr. Kalbach, a director of the Company, is a General Partner of El Dorado Venture Partners, a California general partnership, which is the general partner of El Dorado Ventures and El Dorado Technology II, L.P. Mr. Kalbach is also a general partner of El Dorado Venture Partners III, a California general partnership, which is the general partner of El Dorado Ventures III, L.P., El Dorado C&L Fund, L.P. and El Dorado Technology IV, L.P. Mr. Kalbach disclaims beneficial ownership in the shares held by the entities affiliated with El Dorado Ventures, except to the extent of his pecuniary interest arising from his general partnership interests in El Dorado Venture Partners and El Dorado Venture Partners III.

(5) Includes 87,286 shares issuable upon currently exercisable options held by Mr. Sheikh, none of which shares are subject to a repurchase right of the Company. Also includes 958,333 shares owned indirectly by Mr. Sheikh and Mr. Sheikh's wife as Trustees of the Sheikh Revocable Trust.

(6) Such information is based upon the Company's knowledge after investigation, but without independent confirmation from Wells Fargo & Company.

(7) Such stockholder has notified the Company that as of December 13, 1996, it was no longer the beneficial owner of five percent or more of the Company's Common Stock.

(8) Includes 13,125 shares issuable upon currently exercisable options held by Mr. Kelson, none of which shares are subject to a repurchase right of the Company.

(9) Includes 18,125 shares issuable upon currently exercisable options held by Mr. Craven, none of which shares are subject to a repurchase right of the Company.

(10) Includes 1,000 shares held by Mr. Wilson's wife. The remainder represents shares issuable upon currently exercisable options held by Mr. Wilson, 99,997 of which shares are subject to a repurchase right of the Company.

(11) Represents shares issuable upon currently exercisable options held by Mr. Hansil, 50,000 of which shares are subject to a repurchase right of the Company.

(12) Includes 50,850 shares issuable upon currently exercisable options held by Mr. Allan, 23,437 of which shares are subject to a repurchase right of the Company. Also includes 2,456 shares owned indirectly by Mr. Allan as the beneficiary of the Allan Advisors, Inc. Profit Sharing Plan FBO Lionel M. Allan.

(13) Includes 35,833 shares issuable upon currently exercisable options held by Mr. Petersen, 18,749 of which shares are subject to a repurchase right of the Company.

(14) Includes 1,416,543 shares owned by entities affiliated with El Dorado Ventures. See Footnotes (3) and (4). Also includes 590,679 shares issuable upon currently exercisable options. See Footnotes (4), (5), (8), (9), (10),
     (11), (12), and (13).

                                 OTHER BUSINESS

   The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting other than the matter set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, it is intended that the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                              STOCKHOLDER PROPOSALS

   Under the present rules of the Securities and Exchange Commission, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the next year's Annual Meeting of Stockholders is expected to be September 20, 1997. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission.

                          INCORPORATION BY REFERENCE

   According to the provisions of Schedule 14A under the Securities Exchange Act of 1934, the following document or portion thereof is incorporated by reference:
"Executive Officers of the Company" from Part I of the Company's Annual Report on Form 10-K for the year ended September 30, 1996.

                       ADDITIONAL INFORMATION AVAILABLE

   THE COMPANY WILL PROVIDE WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUEST SHOULD BE SENT TO THE ATTENTION OF ROBERT L. WILSON, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER, AND CHIEF FINANCIAL OFFICER AT ACCOM, INC., 1490 O'BRIEN DRIVE, MENLO PARK, CALIFORNIA 94025, OR TELEPHONED TO (415) 328-3818.

                                   By Order of the Board of  Directors,


                                   William W. Ericson
                                   Secretary

Dated: January 20, 1997

                                                                      APPENDIX A

                                   ACCOM, INC.

                                      PROXY
                ANNUAL MEETING OF STOCKHOLDERS, FEBRUARY 18, 1997
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ACCOM, INC.

   The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on February 18, 1997 and the Proxy Statement and appoints Junaid Sheikh and Robert L. Wilson, and each of them, as the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Accom, Inc. (The "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's facilities located at 1490 O'Brien Drive, Menlo Park, California 94025, on Tuesday, February 18, 1997 at 10:00 a.m. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the following manner:

   1. To elect the following directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified:

                              FOR       WITHHOLD AUTHORITY TO VOTE
      Junaid Sheikh           [ ]                    [ ]
      Robert L. Wilson        [ ]                    [ ]
      Lionel M. Allan         [ ]                    [ ]
      Gary W. Kalbach         [ ]                    [ ]

   2. To ratify the Board of Director's selection of Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending September 30, 1997.

               [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

   3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

               [ ] FOR        [ ] AGAINST         [ ] ABSTAIN


                                    (Continued and to be signed on reverse side)

     (Continued from other side)

   The Board of Directors recommends a vote FOR each of the directors listed above and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified above. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED ABOVE AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.




                                        Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

                                        ----------------------------------------

                                             (Print name(s) on certificate)

                                        Please sign your name(s):
                                                                 ---------------

                                        ----------------------------------------
                                              (Authorized Signature(s))

                                        Date:
                                             -----------------------------------